                        MAIRS AND POWER GROWTH FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 29, 2005
                          As Supplemented July 1, 2005

     Mairs and Power Growth Fund, Inc. (the "Fund") is a no-load mutual fund. The objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

     This Statement of Additional Information is not a prospectus, but contains information in addition to what is contained in the Fund's Prospectus. It should be read in conjunction with the Prospectus, dated April 29, 2005, as supplemented July 1, 2005, which has been filed with the Securities and Exchange Commission. The Fund's Prospectus and most recent annual financial statement may be obtained, without charge, by writing the Fund or calling our Customer Service Department at 1-800-304-7404, or by visiting our website at www.mairsandpower.com. Certain portions of the Prospectus have been incorporated by reference into this Statement of Additional Information, as noted herein. The address of the Fund is Mairs and Power Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701.

                                TABLE OF CONTENTS

                                                                PAGE
The Fund                                                           2
Investment Objective and Policies                                  2
Investment Limitations                                             2
Portfolio Turnover                                                 3
Disclosure of Portfolio Holdings                                   4
Management of the Fund                                             5
Certain Transactions                                               7
Compensation                                                       8
Code of Ethics                                                     8
Proxy Voting Policies and Procedures                               8
Control Persons and Principal Holders of Securities                9
Investment Adviser                                                 9
Fund Administration Servicing Agreement                           10
Transfer Agent, Custodian and Fund Accountant                     10
Independent Registered Public Accounting Firm                     10
Portfolio Manager                                                 11
Brokerage Allocation and Other Practices                          11
Purchasing, Redeeming, and Pricing Fund Shares                    12
Taxation                                                          12
Principal Underwriter                                             12
Calculation of Performance Data                                   13
Financial Statements                                              13

THE FUND

     The Fund is an open-ended, diversified management company which was incorporated in Minnesota in 1958. The Fund has authorized capital stock of 100,000,000 shares, $0.01 par value per share. Each share entitles the shareholder to one vote at all meetings of Fund shareholders. Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned. Fund shares are transferable without restrictions and are redeemable at net asset value. The Fund is not required to hold annual meetings of shareholders until such times as substantial changes are proposed in either the governance or the policies of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

     As discussed in "Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings" in the Fund's Prospectus, the objective of the Fund is to provide shareholders with a diversified holding of common stocks which have the potential for above-average long-term appreciation.

INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding shares means the vote, at an annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

     (1) Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

     (2) Purchase securities of other investment companies if as a result more than 5% of the Fund's total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund's assets would then be invested in securities of all investment companies;

     (3) Concentrate more than 20% of its investments in a particular industry as defined by Standard & Poor's;

     (4) Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

     (5)  Write, purchase or sell puts, calls, or combinations thereof;

     (6) Make loans (although it may acquire portions of an issuer's publicly distributed securities);

     (7)  Purchase securities on margin or sell short;

     (8) Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

     (9) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

     (10) Participate on a joint or a joint and several basis in any trading account in securities;

     (11) Invest in companies for the purpose of exercising control of management;

     (12) Act as an underwriter of securities of other issuers;

     (13) Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (14) Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

     (15) Purchase or sell "restricted securities" in such a way as to become an "underwriter" within the meaning of that term as used in the Securities Act of 1933.

PORTFOLIO TURNOVER

     The annual portfolio turnover rate for the Fund was 2.87% for the year ended December 31, 2004 and 2.41% for the year ended December 31, 2003. The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year.

DISCLOSURE OF PORTFOLIO HOLDINGS

Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report on Form N-CSR to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. To view Fund portfolio holdings on the Fund's website, visit www.mairandpower.com. You may also obtain a copy of the Fund's latest quarterly report without charge by calling Customer Service at 1-800-304-7404.

From time to time the Fund's service providers, independent rating and ranking organizations, institutional investors and others may request information about the Fund's portfolio holdings. The Board of Directors has approved policies and procedures relating to disclosure of the Fund's portfolio holdings. The Fund's policy is to disclose portfolio holdings to third parties only where the Fund believes that it has a legitimate business purpose for disclosing the information and the recipient is subject to a duty of confidentiality including a duty not to trade on the basis of any non-public information. No compensation is received by the Fund in connection with the disclosure of portfolio holdings information.

The Fund may provide, at any time, portfolio holdings information to service providers, such as the Fund's investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, and proxy voting services, as well as to state and federal regulators and governmental agencies, and as otherwise required by law or judicial process. These service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract.

The Fund may also provide information regarding portfolio holdings to shareholders, firms and institutions before public disclosure is required or authorized as discussed above, provided that: (a) the recipient does not distribute the portfolio holdings information or results of any analysis of such information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund's shares before the information becomes public; and (b) the recipient signs a written confidentiality agreement. The Fund's Board of Directors may, on a case-by-case basis, impose additional restrictions on the dissemination of the Fund's portfolio information beyond those described herein.

The Chief Compliance Officer will exercise oversight of disclosures of the Fund's portfolio holdings and ensure that all portfolio holdings disclosures are in the best interests of the Fund's shareholders. Every violation of the portfolio holdings disclosure policy must be reported by the Fund's Chief Compliance Officer. The portfolio holdings disclosure policy may not be waived, and exceptions may not be made, without the consent of the Fund's Board of Directors.

MANAGEMENT OF THE FUND

     The officers and directors of the Fund and their principal occupations for the last five years are set forth below.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN
                       POSITION(S) HELD                                                        FUND            OTHER
                       WITH THE FUND AND                                                       COMPLEX         DIRECTORSHIPS
NAME (AGE) AND         LENGTH OF TIME                                                          OVERSEEN BY     HELD BY
ADDRESS(1)             SERVED(2)          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS       DIRECTOR        TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
                                    INTERESTED PRINCIPAL OFFICER AND DIRECTOR

William B. Frels (65)  President since    -  President of the Investment Adviser                    N/A             None
                       June 2004,            (2002 to present).
                       Director since     -  Treasurer of the Investment Adviser
                       1992                  (1996 to present).
                                          -  Vice President of the Investment Adviser
                                             (1994 to 2002).

                                  INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (56)     Vice President     -  Vice President and Secretary of the Investment         N/A             None
                       since 1994            Adviser.

Jon A. Theobald (59)   Secretary since    -  Executive Vice President and Chief                     N/A             None
                       2003                  Administrative Officer of the Investment
                                             Adviser (2002 to present).
                                          -  Senior Vice President, U.S. Trust
                                             Company (2001 to 2002).
                                          -  Executive Vice President, Resource Trust
                                             Company (1996 to 2001).

Lisa J. Hartzell (60)  Treasurer since    -  Manager of Mutual Fund Services of the                 N/A             None
                       1996                  Investment Adviser.
                                          -  Vice President of the Investment
                                             Adviser (July 2004 to present).

                                                DISINTERESTED DIRECTORS

Charlton Dietz (74)    Board Chair        -  Retired Senior Vice President, Legal Affairs            2              None
30 Seventh Street      since July 2004;      and General Counsel, 3M.
East, Suite 3050       Director since
St. Paul, MN 55101     1997

Norbert J. Conzemius   Director since     -  Retired Chief Executive Officer, Road Rescue            2              None
(63)                   2000                  Incorporated.

Charles M. Osborne     Director since     -  Chief Financial Office.                                 2              None
(51)                   2001                  Fair Isaac Corporation, (May 2004 to present).
                                          -  Chief Financial Officer (2000 to 2004), Vice
                                             President (2003 to 2004), University of
                                             Minnesota Foundation.
                                          -  Vice President and General Manager, MN (1999),
                                             Vice President Corporate Human Resources, IA
                                             (2000), McLeod USA/Ovation Communications.

Edward C. Stringer     Director since     -  Attorney (2002 to June 2005), Briggs and Morgan,        2              None
(69)                   2002                  P.A.
2200 IDS Center                           -  Associate Justice, State of Minnesota Supreme
80 South 8th Street                          Court (1994 to 2002).
Minneapolis, MN
55402

(1) Unless otherwise indicated, the mailing address for each officer and director is 332 Minnesota Street, Suite W1520, St. Paul, MN 55101-1363.
(2) Each director serves until elected at the next scheduled annual meeting or until his successor is appointed. Each officer is elected annually.

     All of the above listed persons serve in the same capacities with Mairs and Power Balanced Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser. Directors, officers and portfolio managers of the Mairs and Power Funds are subject to mandatory retirement at age 75.

The Board of Directors has four standing committees listed below:

                                                                                                      NUMBER OF
                                                                                                     MEETINGS HELD
                                                                                                      DURING LAST
                                           FUNCTIONS                               MEMBERS            FISCAL YEAR
------------------------------------------------------------------------------------------------------------------
Audit Committee            To make recommendations to the Board of      Norbert J. Conzemius               4
                           Directors regarding the selection of an      Charlton Dietz (Chairman)
                           independent registered public accounting     Charles M. Osborne
                           firm, and to assist the Board of Directors
                           in its oversight of the Fund's financial
                           reporting process. The Audit Committee
                           meets with the independent registered
                           public accounting firm at least annually
                           to review the results of the examination
                           of the Fund's financial statements and any
                           other matters relating to the Fund.


Fair Valuation Committee   To oversee pricing of the Fund and to       William B. Frels (Chairman)         4
                           research and resolve any pricing            Lisa J. Hartzell
                           problems. The Fair Valuation Committee      Jon A. Theobald
                           meets on an "as needed" basis.



Nominating Committee       To consider and recommend nominees for      Norbert J. Conzemius                1
                           directors to the Board to fill vacancies    Charlton Dietz (Chairman)
                           when required. Nominations of directors     Charles M. Osborne
                           who are not "interested persons" of the
                           Investment Company must be made and
                           approved by the Nominating Committee.
                           The Nominating Committee meets on an "as
                           needed" basis.

Disclosure Committee       To oversee and act as a final checkpoint    William B. Frels (Chairman)         1
                           with respect to all shareholder             Lisa J. Hartzell
                           communications. The Disclosure Committee    Jon A. Theobald
                           meets on an "as needed" basis.

     Each director attended at least 75% of the Board of Directors meetings and, if a member, of the Audit Committee meetings held during the fiscal year ended December 31, 2004.

     The following table provides information about the dollar range of common stock owned beneficially as of December 31, 2004 by each director.

                               DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            EQUITY SECURITIES IN   REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN
       NAME OF DIRECTOR           THE FUND                      FAMILY OF INVESTMENT COMPANIES
     -----------------------------------------------------------------------------------------------------
     Norbert J. Conzemius       over $100,000                           over $100,000
     Charlton Dietz             over $100,000                           over $100,000
     William B. Frels           over $100,000                           over $100,000
     Charles M. Osborne         over $100,000                           over $100,000
     Edward C. Stringer         over $100,000                           over $100,000

CERTAIN TRANSACTIONS

     Since January 1, 2003, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any direct or indirect interest, the value of which exceeded $60,000, in: (i) the Fund's investment adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2003, no director who is not an interested person of the Fund, or any immediate family member of such a director, has had any material interest or relationship, direct or indirect, in any transaction, or series of similar transactions, in which the amount involved exceeded $60,000 and to which any of the following persons was a party: (i) the Fund, (ii) an officer of the Fund, (iii) the Mairs and Power Balanced Fund, (iv) an officer of the Mairs and Power Balanced Fund, (v) the Fund's investment adviser, (vi) an officer of the Fund's investment adviser, (vii) a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, or (viii) an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

     Since January 1, 2003, no officer of the Fund's investment adviser or any officer of any person directly or indirectly controlling, controlled by, or under common control with the investment adviser, served on the board of directors of any company where a director of the Fund who is not an interested person of the Fund, or immediate family member of the director, was an officer.

COMPENSATION

     The following table provides information about compensation paid to the Fund's directors for the fiscal year ended December 31, 2004. The Fund does not pay remuneration to its officers or to directors who are officers, directors or employees of the investment adviser.

                                                PENSION OR                           TOTAL COMPENSATION
                               AGGREGATE    RETIREMENT BENEFITS   ESTIMATED ANNUAL      FROM FUND AND
                              COMPENSATION  ACCRUED AS PART OF    BENEFITS  UPON      FUND COMPLEX PAID
NAME OF PERSON, POSITION       FROM FUND       FUND EXPENSES         RETIREMENT         TO DIRECTORS
-------------------------------------------------------------------------------------------------------
Norbert J. Conzemius
Disinterested Director         $34,200             None                 None               $36,000

Charlton Dietz
Disinterested Director         $34,200             None                 None               $36,000

Charles M. Osborne
Disinterested Director         $34,200             None                 None               $36,000

Edward C. Stringer
Interested Director            $34,200             None                 None               $36,000

William B. Frels
Interested Director,             None              None                 None                None
President

CODE OF ETHICS

     The Fund and its investment adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund. However, the code of ethics have been designed to ensure that the interests of the Fund's shareholders come before the interests of the Fund's managers. The codes contain restrictions on personal investing practices.

PROXY VOTING POLICIES AND PROCEDURES

     The Fund has delegated the authority to vote shares held in its investment portfolio to the investment adviser. Accordingly, the investment adviser is responsible for voting proxies for all voting securities held by the Fund. The investment adviser's policy is to vote in accordance with guidelines established by its Investment Committee. A copy of the investment adviser's proxy voting guidelines is attached as Appendix A.

     The proxy voting guidelines are reviewed by the investment adviser's Investment Committee and are subject to change. The Chief Investment Officer is responsible for resolving voting decisions that cannot be readily determined by reference to the proxy voting guidelines. Actual proxy voting records of the Fund are filed with the SEC no earlier than June 30th of each year. Proxy voting records may be obtained, without charge by visiting the Fund's website at www.mairsandpower.com and on the Commission's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 2005, the only shareholder holding more than 5% of the Fund's outstanding shares was "National Investor Services Corp. For The Exclusive Benefit Of Our Customers" (342,158 shares or 7.21%). As of April 1, 2005, the Fund's officers and directors as a group beneficially owned 0.38% of the Fund's outstanding shares.

INVESTMENT ADVISER

     Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund. Mairs and Power, Inc.'s shareholders, along with their percentage ownership positions in Mairs and Power, Inc., are listed below. Mr. Frels is an officer and a director of the Fund and Mr. Robb is an officer of the Fund. Ownership positions in the "Other" category are owned by other officers and employees of the investment adviser.

                                 PERCENTAGE OF OUTSTANDING SHARES HELD
               SHAREHOLDER                 AS OF APRIL 1, 2005
               -----------              -----------------------
          William B. Frels                       32.5%
          George A. Mairs, III                   31.8%
          Peter G. Robb                          23.8%
          Other                                  11.9%

     Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1958. Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Balanced Fund, Inc., the net assets of which as of December 31, 2004 were $90,669,337.

     Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Amended and Restated Agreement for Investment Counsel Service effective July 1, 2005 (the Investment Advisory Agreement). The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940. The independent directors of the Fund reviewed the level of fees charged by the investment adviser, the level and quality of service provided by the investment adviser, and the expenses incurred by the Fund. After careful review and consideration, the Investment Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who were not parties to such agreement or interested persons of any such party, by casting their votes in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting shares or by the Investment Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder). Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, charitable and educational institutions. It is not a broker and does not sell securities.

     As compensation for its services to the Fund, the investment adviser receives monthly compensation from the Fund . The management fee is computed daily at an annual rate of 0.60% on the first $2.5 billion of the net asset value of the Fund and at an annual rate of 0.50% on the net asset value of the Fund in excess of $2.5 billion. The ratio of the management fee to average net assets in 2004 was 0.60%; the ratio of total expenses to average net assets was 0.73%.

     Management fees paid by the Fund to Mairs and Power, Inc. amounted to $9,789,187 in 2004, $6,161,035 in 2003 and $4,899,017 in 2002. Under the terms of the Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares. All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, taxes, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund.

FUND ADMINISTRATION SERVICING AGREEMENT

     Mairs and Power, Inc. provides certain administrative services for the Fund pursuant to a Fund Administration Servicing Agreement. These services include general administrative services, assistance with regulatory compliance, and coordination of accounting and tax reporting. As compensation for its services to the Fund, the Investment Adviser receives monthly compensation from the Fund. The Fund Administration fee is computed at an annual rate of 0.01% based upon the Fund's average daily net assets. In 2004, the Fund paid Mairs and Power, Inc. $101,953 for administrative services.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, P. O. Box 701, Milwaukee, Wisconsin 53201-0701 acts as the Fund's transfer agent and dividend disbursing agent. For these services, the Fund paid U.S. Bancorp Fund Services $680,911 in 2004, $532,199 in 2003 and $484,159 for 2002. U.S.
Bancorp Fund Services also serves as fund accountant for the Fund. For these services, the Fund paid U.S. Bancorp Fund Services $149,604 in 2004, $106,895 in 2003 and $92,701 for 2002.

     Custodial services for the Fund are performed by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors. As custodian, U.S. Bank, N.A controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund. For these services, the Fund paid U.S. Bank, N.A $336,663 in 2004, $211,845 in 2003 and $164,493 in 2002.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402 is the independent registered public accounting firm to the Fund, and is subject to annual appointment by the Board of Directors. Ernst & Young LLP conducts an annual audit of the Fund's financial statements and performs tax and accounting advisory services.

PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED

     William B. Frels, the portfolio manager of the Fund, is also primarily responsible for the day-to-day management of other accounts managed by Mairs and Power, Inc.

     The number of other accounts managed by Mr. Frels and the total assets managed in these other accounts are as follows:

     - Mr. Frels is portfolio manager of the Mairs and Power Balanced Fund, Inc. As of December 31, 2004, the total assets under management in this fund were $90,669,337;
     - Mr. Frels is the portfolio manager for 18 pooled investment advisory accounts. As of December 31, 2004, the total assets under management in these accounts were $367,353,023.
     - Mr. Frels is the portfolio manager for 109 individual investment advisory accounts. As of December 31, 2004, the total assets under management in these accounts were $211,803,387.

     In one of the accounts described above, the advisory fee is based on a percentage of assets under management plus a bonus payment based on the performance of the account. The total assets under management in this account as of December 31, 2004 were $75,291,398. Advisory fees for all of the other accounts are based on a percentage of assets under management.

     There are no material conflicts of interest in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts described above.

COMPENSATION

     The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio manager or any other employee of Mairs and Power, Inc. The portfolio manager of the Fund receives compensation from the investment adviser, Mairs and Power, Inc. Compensation consists of a fixed salary and bonuses based on the profitability of the firm. The portfolio manager also participates in the profit sharing plan of the investment adviser. Contributions are made annually and are within the limitations of the Internal Revenue Service Rules and Regulations.

OWNERSHIP OF SECURITIES

     As of December 31, 2004, Mr. Frels beneficially owned between $500,001 - $1,000,000 of the shares in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund's portfolio decisions and the placing of orders to effect the Fund's portfolio transactions. With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

     Investment decisions for the Fund are made independently from those for the Mairs and Power Balanced Fund, Inc., also managed by Mairs and Power, Inc. When these funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

     Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser. Portfolio transactions are normally placed with broker-dealers which provide the Fund's investment adviser with research and statistical assistance. Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

     For the year 2004, the Fund paid $937,093 in brokerage fees on purchase and sale of portfolio securities. All of this amount was paid to brokers or dealers who supplied research services to the investment adviser. Total brokerage fees for 2003 and 2002 amounted to $510,301 and $547,055, respectively.

PURCHASING, REDEEMING, AND PRICING FUND SHARES

     The purchase, redemption, and pricing of the Fund's shares are subject to the procedures described in "Purchasing Shares," "Redeeming Shares," "Determining Net Asset Value Per Share" and "Frequent Purchases and Redemptions of Funds Shares" in the Fund's Prospectus, which is incorporated herein by reference.

TAXATION

     The Fund intends to comply, as it did in 2004, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and less than 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

PRINCIPAL UNDERWRITER

     The Fund is the sole distributor of its mutual fund shares.

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CALCULATION OF PERFORMANCE DATA

     The Fund may publish its total return information from time to time. Quotations of the Fund's average annual total rate of return, the Fund's average annual total return (after taxes on distributions), and the Fund's average annual total return (after taxes on distributions and redemptions), will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years. The after-tax performance is calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculation applies the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gain distributions, and the long-term capital gain rate for long-term capital gain distributions. Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and capital gains distributions are reinvested when paid.

     Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

FINANCIAL STATEMENTS

     The Fund's financial statements, including a listing of portfolio securities as of December 31, 2004, are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2004 and are incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, Suite 1400, 220 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund, or by visiting the Fund's website at www.mairsandpower.com.

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                                                                      Appendix A

                              MAIRS AND POWER FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                               Effective 07/01/03

A. Mairs and Power has adopted and implemented these proxy voting guidelines having in mind our overriding goal of ensuring that all proxies are voted in the best interest of the Fund and its Shareholders.

B. The person at Mairs and Power responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner is Mr. Ronald Kaliebe, Vice President. Whenever Mr. Kaliebe identifies proposals which are controversial or non-routine in nature, such proposals will be reviewed on a case-by-case basis and he will enlist the guidance of the full Mairs and Power Investment Committee, which includes Mr. George A. Mairs, III, Mr. William B. Frels, Mr. Peter G. Robb, Mr. John
     K. Butler and Mr. Jon A. Theobald, in addition to Mr. Kaliebe.

C. As a general rule, it is the policy of Mairs and Power to vote in favor of management on all proxy statement proposals considered to be non-controversial and routine in nature. In this regard, the following types of proposals are generally considered to be in this category:

     1.   Election of directors and related compensation issues.

     2.   Appointment of independent auditors.

     3. New employee incentive plans or amendments to existing incentive plans involving the issuance of new common shares representing less than 10% of the then number of common shares outstanding.

     4. Stock splits and/or dividends and requests to increase the number of authorized but unissued common shares outstanding.

     5. A variety of proposals involving such issues as charitable contributions, cumulative voting, employment, political activities, etc. all of which are deemed to be a prerogative of management.

D. Proposals considered to be controversial and/or non-routine in nature will require special case-by-case consideration by the Mairs and Power Investment Committee in order to determine the voting decision which will be in the best interest of the Fund and its Shareholders. Examples of such proposals would include the following:

     1.   Amendments to the articles of incorporation and corporate by-laws.

                                                                      Appendix A

     2.   Acquisition or merger related proposals.

     3. Any proposal related to a change in control be it friendly or unfriendly or any proposal designed to prevent or discourage unfriendly takeovers (i.e. poison pill proposals).

     4. New incentive plans or amendments to existing incentive plans that would have the potential to increase the number of the then outstanding common shares by 10% or more.

     5. All other controversial or non-routine proposals not specifically mentioned above.

E. Conflicts of interest - It is the responsibility of Mr. Kaliebe, in consultation with the full Mairs and Power Investment Committee, to identify and determine the materiality of any potential conflicts between the interests of Mairs and Power and those of the Fund and its Shareholders. Due to the size and nature of Mairs and Power's business, it is anticipated that material conflicts of interest will rarely occur. Whenever a material conflict of interest does exist, it will be addressed in one of the following ways:

     1. The proxy will be voted according to the predetermined voting policy set forth hereinabove, provided that the proposal at issue is not one which the policy requires to be considered on a case-by-case basis, and provided further that exercising the predetermined policy may not result in a vote in favor of management of a Company where the conflict involved is the fact that Mairs and Power does business with the Company.

     2. In conflict situations which cannot be addressed using the predetermined voting policy, guidance will be sought from the Fund's Board of Directors. The proxy will be voted as directed by the Fund's Board of Directors following full disclosure of the conflict and a determination as to what vote will be in the best interest of the Fund and its Shareholders.

F. Mairs and Power will make its proxy voting record for the Mairs and Power Funds available to Fund shareholders on its website beginning with the twelve month period ending June 30, 2004 and annually thereafter. The proxy voting information, which will mirror what is required to be filed with the SEC via Form N-PX, will be made available on the Mairs and Power website as soon as is reasonably practicable after filing Form N-PX with the SEC.